UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report January 25, 2010 (Date of earliest event reported)

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On January 25, 2010 South Jersey Industries (SJI) declared a quarterly dividend of $0.33 per share. The dividend is payable April 5, 2010 to shareholders of record at the close of business March 10, 2010.  A copy of the press release of January 25, 2010 announcing the declaration of the dividend is attached hereto as Exhibit 99 and hereby incorporated by reference.

Exhibit Index

(99)        Press release, dated: January 25, 2010, issued by South Jersey Industries.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHJERSEY INDUSTRIES, INC.

Date: January 25, 2010	/s/ David A. Kindlick
David A. Kindlick
Vice President & Chief Financial Officer